EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Chu Pan Ou, the Chief Executive Officer, President and Treasurer of Tresor Corporation (the “Company”), DOES HEREBY CERTIFY that:

     1. The Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

     IN WITNESS WHEREOF, the undersigned has executed this statement this 27th day of March, 2012

/s/ Chu Pan Ou
Ou, Chu Pan
Chief Executive Officer, President and Treasurer (Principal Executive, Accounting and Financial Officer)